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                        KEMPER RETIREMENT FUND SERIES VI
                            SUPPLEMENT TO PROSPECTUS
                             DATED OCTOBER 15, 1996
                           -------------------------

INVESTMENT MANAGER

     Zurich Investment Management Limited ("ZIML"), 1 Fleet Place, London, U.K. EC4M 7RQ, an affiliate of Zurich Kemper Investments, Inc. ("ZKI"), the Fund's investment manager, is a sub-adviser for the Fund. ZIML has served as sub-adviser for mutual funds since December, 1996 and investment adviser for certain institutional accounts since August, 1988. Under the terms of the Sub-Advisory Agreement between ZIML and ZKI, ZIML renders investment advisory and management services with regard to such portion of the Fund's portfolio as may be allocated to ZIML by ZKI from time to time for management of foreign securities, including foreign currency transactions and related investments. ZKI pays ZIML for its services a sub-advisory fee, payable monthly at the annual rate of .35% of the portion of the average daily net assets of the Fund allocated by ZKI to ZIML for management. ZIML is an indirect subsidiary of Zurich Insurance Company.

SPECIAL FEATURES

     Shares of a Kemper Mutual Fund with a value in excess of $1,000,000, other than Kemper Cash Reserves Fund, acquired by exchange from another Kemper Mutual Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days (the "15 Day Hold Policy"). For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, direction or advice, including without limitation accounts administered by a financial services firm offering market timing, asset allocation or similar services.

     The maximum amount that may be purchased under EXPRESS-Transfer privilege or the Bank Direct Deposit privilege, or redeemed under the Systematic Withdrawal Program privilege or the Express-Transfer privilege, is $50,000.

PURCHASE OF SHARES

     The "Large Order NAV Purchase Privilege" definition is expanded to read as follows:

     Shares of the Fund may be purchased at net asset value by: (a) any purchaser provided that the amount invested in such Fund or other Kemper Mutual Funds listed under "Special Features--Combined Purchases" totals at least $1,000,000 including purchases of shares pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described under "Special Features;" or (b) a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) that is sponsored by a K-12 school district, provided in each case that the plan has not fewer than 200 eligible employees.
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     Kemper Distributors, Inc. ("KDI"), the Fund's principal underwriter, may from time to time, pay or allow to firms a 1% commission on the amount of shares of the Fund sold under the following conditions: (i) the purchased shares are held in a Kemper IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by Kemper Service Company,
(iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by KDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.
December 27, 1996
KRF-1B                                           (LOGO)printed on recycled paper